UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2018

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36803	20-0640002
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida	33477
(Principal Executive Offices)	(Zip Code)

399 Executive Boulevard, Elmsford, New York	10523
(Mailing address)	(Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Explanatory Note
On April 16, 2018, Town Sports International Holdings, Inc. (the “Company” or “Town Sports”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report that the Company pursuant to an asset purchase agreement executed on February 22, 2018 (the “APA”) by and among the buyer entities as set forth in the APA, subsidiary entities of the Company (the “Buyers”), TW Holdings, Inc. (“Total Woman”), SPAD Holdings, LLC (“SPAD”), TW Glendale, Inc. (“Glendale”), TW Westlake Village, Inc. (“Westlake” and together with Total Woman, SPAD and Glendale, collectively referred to herein as the “Sellers”), and Total Woman Franchising, Inc, completed the acquisition of substantially all of the assets used in the business of the Sellers and assumed certain liabilities of the Sellers, as set forth in the APA (the “Acquisition”). The Company is filing this Amendment No. 1 to amend the Initial Form 8-K to include the historical financial statements of the Sellers and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.
Item 9.01 Financial Statements and Exhibits
(a)  Financial Statements of Business Acquired.
The audited consolidated balance sheet of the Sellers as of December 31, 2017, and the related consolidated statement of operations, consolidated statement of cash flows, and consolidated statement of stockholders’ equity for the year ended December 31, 2017, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
(b)  Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition, as if it had occurred on December 31, 2017 and combines the historical balance sheets of the Company and the Sellers as of December 31, 2017. The unaudited pro forma condensed combined statement of operations is presented as if the acquisition had occurred on January 1, 2017 and combines the historical results of operations of the Company and the Sellers for the year ended December 31, 2017. Such unaudited pro forma condensed combined financial statements are included as Exhibit 99.2 to this Form 8-K and are incorporated by reference herein.
(d)  Exhibits.

Exhibit No.	Description
21.1	Consent of Martini Iosue & Akpovi, LLP
99.1	Sellers’ Audited Historical Consolidated Financial Statements and Related Notes
99.2	Town Sports’ Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

Date: June 20, 2018	By:	/s/ Carolyn Spatafora
Carolyn Spatafora
Chief Financial Officer